UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 14, 2007

NORTH COAST PARTNERS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-29397 (Commission File Number)	33-0619528 (IRS Employer Identification No.)

909 Logan Street, Suite 7J
Denver, Colorado 80203
(Address of Principal Executive Offices, Zip Code)

(516) 887-8200
(Registrant's Telephone Number, Including Area Code)

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors.

Departure of Director

On December 14, 2007, Mel Venkateswaran resigned from his position as a member of the board of directors of the Registrant.

Section 8 Other Events

Section 8.01 - Other Events

On December 17, 2007, the Registrant notified the NASD of its intention to implement a 2 for 1 share dividend or forward stock split of its issued and outstanding common stock to the holders of record as of December 17, 2007. The forward stock split will become effective as of December 28, 2007.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH COAST PARTNERS, INC.

By: /s/ Craig Moody
Name: Craig Moody
Title: Chief Executive Officer

Date: December 21, 2007